SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 9, 2000


                            PRODEO TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              33-28417                                   95-4585824
       ------------------------             ------------------------------------
       (Commission File Number)             (I.R.S. Employer Identification No.)


  1817 WEST 4TH STREET, TEMPE, ARIZONA                     85281
----------------------------------------                ----------
(Address of Principal Executive Offices)                (Zip Code)

                                 (602) 921-8555
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5: OTHER

     Effective June 5, 2000, the company Sitek, Incorporated changed its name to Prodeo Technologies, Inc. by amending its Certificate of Incorpration. On the same day, the Company issued a press release announcing their new name, the text of which was substantially as follows:

SITEK, Incorporated (OTC BB: SITK), a provider of technical and manufacturing solutions to the semiconductor industry, today announced it has formally changed its name to Prodeo(TM) Technologies, Inc. (OTC BB: PDEO). The company will officially unveil its new corporate identity at the upcoming SEMICON West 2000 trade show in San Francisco in mid-July.

Prodeo Technologies chairman and chief executive officer, Dr. Don M. Jackson, explained that its new corporate identity more accurately reflects the company's business and strategic direction. "Our new name, taken from the Latin word
'prode', means 'to advance'," stated Jackson, "a perfect description of what we're doing at Prodeo Technologies. We believe our new name confirms our commitment to providing customers with innovative products and services, and strengthens our mission to emerge as a major technological leader in the semiconductor industry. "In the past two years, Prodeo Technologies has focused its product development efforts on providing intelligent, adaptive process equipment to the semiconductor industry with a particular emphasis on cost reduction. Other areas of growth include the expansion of its VSM division, which was acquired [by SITEK] in 1998. The Tempe, Arizona-based VSM facility is currently under construction to include new offices for Prodeo Technologies sales, service and engineering operations, and to add manufacturing capacity.

To help build brand awareness of its new name, Prodeo Technologies is implementing a global communications campaign. Extensive advertising in major trade publications and targeted direct mail programs will focus on the company's new corporate identity. The former SITEK website, which will notify viewers of the company's name change before automatically linking to its new URL, www.prodeotech.com, has been completely redesigned. In addition to the new look, the site allows for easier navigation and provides Prodeo Technologies customers with the ability to submit on-line requests for product demonstrations and price quotes. Prodeo Technologies also plans to commence Internet advertising and has arranged numerous press and customer activities around the unveiling of its new identity at SEMICON West.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Prodeo Technologies, Inc.
                                       (Registrant)


Date: June 9, 2000                     By: /s/ Don Jackson, Jr.
                                           ------------------------------------
                                           Don Jackson, Jr., President, Director
                                           and Chief Executive Officer